(a)(54)

VOYA PARTNERS, INC.

ARTICLES OF AMENDMENT

VOYA PARTNERS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND:  The following series are hereby dissolved:  VY Fidelity® VIP Contrafund® Portfolio, VY Fidelity® VIP Equity-Income Portfolio, and VY Fidelity® VIP Mid Cap Portfolio.

THIRD:  The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

FIFTH:                   (a)                     The Corporation has the authority to issue an aggregate of (22,600,000,000 shares of Capital Stock (hereinafter referred to as “Shares”);

(b)                     19,900,000,000 of the Shares shall be classified in the following series (each a “Portfolio” and collectively the “Portfolios”):

Name of Class	Shares Allocated

VY American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Class R6	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Baron Growth Portfolio — Initial Class	100,000,000
VY Baron Growth Portfolio — Adviser Class	100,000,000
VY Baron Growth Portfolio — Class R6	100,000,000
VY Baron Growth Portfolio — Service Class	100,000,000
VY Baron Growth Portfolio — Service 2 Class	100,000,000
VY Columbia Contrarian Core Portfolio — Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio — Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio — Class R6	100,000,000
VY Columbia Contrarian Core Portfolio — Service Class	100,000,000
VY Columbia Contrarian Core Portfolio — Service 2 Class	100,000,000

Name of Class	Shares Allocated

VY Columbia Small Cap Value II Portfolio — Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Class R6	100,000,000
VY Columbia Small Cap Value II Portfolio — Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Service 2 Class	100,000,000
Voya Global Bond Portfolio — Initial Class	100,000,000
Voya Global Bond Portfolio — Adviser Class	100,000,000
Voya Global Bond Portfolio — Service Class	100,000,000
Voya Index Solution 2020 Portfolio — Initial Class	100,000,000
Voya Index Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2020 Portfolio — Service Class	100,000,000
Voya Index Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2020 Portfolio — Class T	100,000,000
Voya Index Solution 2020 Portfolio — Class Z	100,000,000
Voya Index Solution 2025 Portfolio — Initial Class	100,000,000
Voya Index Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio — Service Class	100,000,000
Voya Index Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio — Class T	100,000,000
Voya Index Solution 2025 Portfolio — Class Z	100,000,000
Voya Index Solution 2030 Portfolio — Initial Class	100,000,000
Voya Index Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio — Service Class	100,000,000
Voya Index Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio — Class T	100,000,000
Voya Index Solution 2030 Portfolio — Class Z	100,000,000
Voya Index Solution 2035 Portfolio — Initial Class	100,000,000
Voya Index Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio — Service Class	100,000,000
Voya Index Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio — Class T	100,000,000
Voya Index Solution 2035 Portfolio — Class Z	100,000,000
Voya Index Solution 2040 Portfolio — Initial Class	100,000,000
Voya Index Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio — Service Class	100,000,000
Voya Index Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio — Class T	100,000,000
Voya Index Solution 2040 Portfolio — Class Z	100,000,000
Voya Index Solution 2045 Portfolio — Initial Class	100,000,000
Voya Index Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio — Service Class	100,000,000
Voya Index Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio — Class T	100,000,000
Voya Index Solution 2045 Portfolio — Class Z	100,000,000
Voya Index Solution 2050 Portfolio — Initial Class	100,000,000

Name of Class	Shares Allocated

Voya Index Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio — Service Class	100,000,000
Voya Index Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio — Class T	100,000,000
Voya Index Solution 2050 Portfolio — Class Z	100,000,000
Voya Index Solution 2055 Portfolio — Initial Class	100,000,000
Voya Index Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio — Service Class	100,000,000
Voya Index Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio — Class T	100,000,000
Voya Index Solution 2055 Portfolio — Class Z	100,000,000
Voya Index Solution 2060 Portfolio — Initial Class	100,000,000
Voya Index Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio — Service Class	100,000,000
Voya Index Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio — Class Z	100,000,000
Voya Index Solution Income Portfolio — Initial Class	100,000,000
Voya Index Solution Income Portfolio — Adviser Class	100,000,000
Voya Index Solution Income Portfolio — Service Class	100,000,000
Voya Index Solution Income Portfolio — Service 2 Class	100,000,000
Voya Index Solution Income Portfolio — Class T	100,000,000
Voya Index Solution Income Portfolio — Class Z	100,000,000
VY Invesco Comstock Portfolio — Initial Class	100,000,000
VY Invesco Comstock Portfolio — Adviser Class	100,000,000
VY Invesco Comstock Portfoio — Class R6	100,000,000
VY Invesco Comstock Portfolio — Service Class	100,000,000
VY Invesco Comstock Portfolio — Service 2 Class	100,000,000
VY Invesco Equity and Income Portfolio — Initial Class	100,000,000
VY Invesco Equity and Income Portfolio — Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio — Class R6	100,000,000
VY Invesco Equity and Income Portfolio — Service Class	100,000,000
VY Invesco Equity and Income Portfolio — Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Class R6	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Oppenheimer Global Portfolio — Initial Class	250,000,000
VY Oppenheimer Global Portfolio — Adviser Class	100,000,000
VY Oppenheimer Global Portfolio — Class R6	100,000,000
VY Oppenheimer Global Portfolio — Service Class	100,000,000
VY Oppenheimer Global Portfolio — Service 2 Class	100,000,000
VY Pioneer High Yield Portfolio — Initial Class	100,000,000
VY Pioneer High Yield Portfolio — Service Class	100,000,000
VY Pioneer High Yield Portfolio — Service 2 Class	100,000,000

Name of Class	Shares Allocated

Voya Solution 2020 Portfolio — Initial Class	100,000,000
Voya Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Solution 2020 Portfolio — Service Class	100,000,000
Voya Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Solution 2020 Portfolio — Class T	100,000,000
Voya Solution 2025 Portfolio — Initial Class	100,000,000
Voya Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Solution 2025 Portfolio — Service Class	100,000,000
Voya Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Solution 2025 Portfolio — Class T	100,000,000
Voya Solution 2030 Portfolio — Initial Class	100,000,000
Voya Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Solution 2030 Portfolio — Service Class	100,000,000
Voya Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Solution 2030 Portfolio — Class T	100,000,000
Voya Solution 2035 Portfolio — Initial Class	100,000,000
Voya Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Solution 2035 Portfolio — Service Class	100,000,000
Voya Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Solution 2035 Portfolio — Class T	100,000,000
Voya Solution 2040 Portfolio — Initial Class	100,000,000
Voya Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Solution 2040 Portfolio — Service Class	100,000,000
Voya Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Solution 2040 Portfolio — Class T	100,000,000
Voya Solution 2045 Portfolio — Initial Class	100,000,000
Voya Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Solution 2045 Portfolio — Service Class	100,000,000
Voya Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Solution 2045 Portfolio — Class T	100,000,000
Voya Solution 2050 Portfolio — Initial Class	100,000,000
Voya Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Solution 2050 Portfolio — Service Class	100,000,000
Voya Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Solution 2050 Portfolio — Class T	100,000,000
Voya Solution 2055 Portfolio — Initial Class	100,000,000
Voya Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Solution 2055 Portfolio — Service Class	100,000,000
Voya Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Solution 2055 Portfolio — Class T	100,000,000
Voya Solution 2060 Portfolio — Initial Class	100,000,000
Voya Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Solution 2060 Portfolio — Service Class	100,000,000
Voya Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Solution 2060 Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

Voya Solution Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Aggressive Portfolio — Adviser Class	100,000,000
Voya Solution Aggressive Portfolio — Class R6	100,000,000
Voya Solution Aggressive Portfolio — Service Class	100,000,000
Voya Solution Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Balanced Portfolio — Initial Class	100,000,000
Voya Solution Balanced Portfolio — Adviser Class	100,000,000
Voya Solution Balanced Portfolio — Class R6	100,000,000
Voya Solution Balanced Portfolio — Service Class	100,000,000
Voya Solution Balanced Portfolio — Service 2 Class	100,000,000
Voya Solution Conservative Portfolio — Initial Class	100,000,000
Voya Solution Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Conservative Portfolio — Class R6	100,000,000
Voya Solution Conservative Portfolio — Service Class	100,000,000
Voya Solution Conservative Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Initial Class	100,000,000
Voya Solution Income Portfolio — Adviser Class	100,000,000
Voya Solution Income Portfolio — Service Class	100,000,000
Voya Solution Income Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Class T	100,000,000
Voya Solution Moderately Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Adviser Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Class R6	100,000,000
Voya Solution Moderately Aggressive Portfolio — Service Class	200,000,000
Voya Solution Moderately Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Initial Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Class R6	100,000,000
Voya Solution Moderately Conservative Portfolio — Service Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Service 2 Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Class R6	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Class R6	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
VY Templeton Foreign Equity Portfolio — Initial Class	100,000,000
VY Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
VY Templeton Foreign Equity Portfolio — Class R6	100,000,000
VY Templeton Foreign Equity Portfolio — Service Class	100,000,000
VY Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000

(c)                      2,700,000,000 of the Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

(d)                     the par value of each Share is one-tenth of one cent ($0.001);

(e)                      the aggregate par value of all Shares is $22,600,000.

FOURTH:                                     The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to § 2-603 of the Maryland General Corporation Law.

FIFTH:                                                    The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary as of the 26 day of September, 2016.

ATTEST:	VOYA PARTNERS, INC.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Partners, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles of Amendment are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President